                                                                   Exhibit 10.52

                                 August 3, 1998


Piedmont Natural Gas Company, Inc.
1915 Rexford Drive
Charlotte, NC  28233

ATTN:    Mr. Ken Valentine


RE:      AMENDMENT NO. 343 PURSUANT TO
         GAS TRANSPORTATION AGREEMENT
         DATED SEPTEMBER 1, 1993
         SERVICE PACKAGE NO. 237

Dear Ken:

         Tennessee Gas Pipeline Company ("Tennessee") and PIEDMONT NATURAL GAS COMPANY, INC. ("Shipper") agree to amend the above-referenced Agreement ("Agreement") effective NOVEMBER 1, 2000, as reflected in the attached revised "Exhibit A" and as follows:

The opening paragraph is deleted in its entirety and replaced by the following:

                  THIS AGREEMENT is made and entered into as of the 1st day of September, 1993, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation, hereinafter referred to as "Transporter" and PIEDMONT NATURAL GAS COMPANY, INC., a North Carolina corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to as the "Parties."

ARTICLE I - DEFINITIONS, Section 1.1 is deleted in its entirety and replaced by the following:

         1.1 TRANSPORTATION QUANTITY - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof which shall be 74,100 dekatherms (Dth). Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit A attached hereto.

         Piedmont Natural Gas Company, Inc.
         Service Package No. 237
         August 3, 1998
         Page 2


ARTICLE XI - WARRANTIES, Section 11.2 is deleted in its entirety and replaced by the following:

         11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty by Shipper.

Article XII - Term, Section 12.1 is deleted in its entirety and replaced by the following:

         Pursuant to the terms of the 1997 Stipulation and Agreement in Docket No. RP93-151, et al. ("Restructuring Cost Settlement") and Shipper's election to extend its firm service Agreement referenced on Appendix F to the Restructuring Cost Settlement, this Agreement shall be extended in accordance with the provisions of Section 10.5 of Article III of Transporter's General Terms and Conditions as OF NOVEMBER 1, 2000, and shall remain in full force and effect until OCTOBER 31, 2004 ("Primary Extended Term"). Upon written notice given no later than twelve months before expiration of the Primary Extended Term, Shipper may elect to terminate this Agreement or to extend the term of this Agreement for a term of less than or equal to five years ("Secondary Extended Term") and for any Transportation Quantity up to the maximum daily quantity specified in Exhibit A hereto at the time of Shipper's election of the Secondary Extended Term in accordance with the provisions of Section
         10.5 of Article III of Transporter's General Terms and Conditions. In the event Shipper fails to give written notice no later than twelve months before expiration of the Primary Extended Term to terminate this Agreement or to elect to extend the term of this Agreement for a term of less than or equal to five years, then the Secondary Extended term shall be for five years at the applicable maximum rates shown in the summary of Rates and Charges in Transporter's effective FERC Gas Tariff subject to the Rate Cap set forth in Article VIII of the Restructuring Cost Settlement during the period that such Rate Cap is in effect. Upon written notice given no later than twelve months before expiration of the Secondary Extended Term, Shipper may elect to terminate this Agreement or to extend the term of this Agreement. If Shipper elects to extend this Agreement, the extension shall be governed by the procedures set forth in Section 10.4 of Article III of Transporter's General Terms and Conditions subject to Section 10.5 (d) and (e) of
         Article III of Transporter's General Terms and Conditions. In the event Shipper fails to give written notice no later than twelve months before expiration of the Secondary Extended Term to either terminate this Agreement or to elect to extend the term of this Agreement, then the extension shall be governed by the procedures set forth in Section 10.4 of Article III of Transporter's General Terms and


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         Piedmont Natural Gas Company, Inc.
         Service Package No. 237
         August 3, 1998
         Page 3


         Conditions subject to Section 10.5 (d) and (e) of Article III of Transporter's General Terms and Conditions.

ARTICLE VIII - NOTICE, notices to Shipper shall be amended as follows:

         "Director - Federal Regulatory and Supply Planning" shall be substituted for "Keith Maust

         "Director - Gas Accounting" shall be substituted for "Ann Boggs"

         Except as specifically amended hereby, all terms and provisions of the Agreement shall remain in full force and effect as written.

         If the foregoing is in accordance with your understanding of our Agreement, please so indicate by signing and returning both originals of this letter to my attention. Upon Tennessee's execution, an original will be forwarded to PIEDMONT NATURAL GAS COMPANY, INC. for your files.

         Should you have any questions, please do not hesitate to contact me at
(713) 757-6774.

                                            Best regards,
                                            TENNESSEE GAS PIPELINE COMPANY

                                            /s/ David L. Bowmaster

                                            David L. Bowmaster
                                            Account Manager

ACCEPTED AND AGREED                         ACCEPTED AND AGREED

BY: /s/ J. P. DICKERSON                     BY: /s/ C. W. FLEENOR
    ----------------------------                -------------------------------

NAME:  J. P. DICKERSON                      NAME:  C. W. FLEENOR
     ---------------------------                 ------------------------------

TITLE:  DIRECTOR, MARKETING                 TITLE:   VP GAS SERVICES
      --------------------------                  -----------------------------

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                          GAS TRANSPORTATION AGREEMENT
                                   EXHIBIT "A"
                 AMENDMENT #343 TO GAS TRANSPORTATION AGREEMENT
                             DATED September 1, 1993
                                     BETWEEN
                         TENNESSEE GAS PIPELINE COMPANY
                                       AND
                        PIEDMONT NATURAL GAS COMPANY INC

PIEDMONT NATURAL GAS COMPANY INC
EFFECTIVE DATE OF AMENDMENT: November 1, 2000
RATE SCHEDULE: FT-A
SERVICE PACKAGE: 237
SERVICE PACKAGE TQ: 74,100 Dth

METER   METER NAME                       INTERCONNECT PARTY NAME         COUNTY            ST  ZONE R/D  LEG  METER-TQ  BILLABLE-TQ
-----------------------------------------------------------------------------------------------------------------------------------
001231  BRAZOS BLOCK 1338B               TRANSCONTINENTAL GAS PIPE LINE  OFFSHORE FEDERA   OT   00   R   100    5,132      5,132
001419  BRAZOS 105                       TRANSCONTINENTAL GAS PIPE LINE  BRAZOS-SOUTH      OT   00   R   100    1,054      1,054
010672  SOUTH PASS BLOCK 24 2 DEHYDRAT   OCEAN ENERGY, INC.              OFFSHORE-FEDERA   OL   0L   R   500    4,905      4,905
011119  CHEVRON-S MARSH IS BLK 61 C      CHEVRON USA INC.                OFFSHORE-FEDERA   OL   0L   R   500   13,244     13,244
011752  SCHOENFIELD DEHYDRATION #1       SANTA FE ENERGY RESOURCES INC   MONTGOMERY        TX   00   R   100      714        714
011844  UMC-BRIDGELINE-WEST CAMERSON BL  ENERGY RESOURCE TECHNOLOGY, IN  OFFSHORE-FEDERA   OL   0L   R   800    5,000      5,000
011978  VICTORIA -KENLON FIELD-MELTON    CROSSTEX ENERGY SERVICES, LTD.  JACKSON           TX   00   R   100      243        243
011989  CHEVRON-SOUTH MARSH ISLAND 2     CHEVRON USA INC.                OFFSHORE-FEDERA   OL   0L   R   800    6,321      6,321
012002  CHALKLEY TRANSPORT (Bi 20598     ANR PIPELINE CO                 JEFFERSON DAVIS   LA   0L   R   800    5,000      5,000
012087  VASTAR - MIAMI CORP DEHYD        VASTAR GAS MARKETING, INC.      CAMERON           LA   0L   R   800    5,000      5,000
012088  VALERO - MONTE CHRISTO EXCHANG   VALERO TRANSMISSION LP          HIDALGO           TX   00   R   100   10,535     10,535
012123  VICTORIA - JACK STARR FIELD      CROSSTEX ENERGY SERVICES, LTD.  JACKSON           TX   00   R   100    1,458      1,458
012138  VICTORIA - TEXAS GARDENS DEHYD   CROSSTEX ENERGY SERVICES, LTD.  HIDALGO           TX   00   R   100      486        486
012157  ASSOCIATED - FENNER #1 DEHYD     ASSOCIATED NATURAL GAS INC      JACKSON           TX   00   R   100      972        972
012169  COKINOS - DECKER'S PRAIRIE DEH   MARINER ENERGY, INC.            MONTGOMERY        TX   00   R   100    1,841      1,841
012292  KOCH - SHELL-SOUTHTIMB. BLK 2    SHELL OFFSHORE INC              OFFSHORE-FEDERA   OL   0L   R   500    5,095      5,095
012308  CHEVRON-S. TIMBALIER 23-CC       CHEVRON USA INC.                OFFSHORE-FEDERA   OL   0L   R   500    4,960      4,960
018055  VERMILLION 221                   SHELL OFFSHORE INC              OFFSHORE-FEDERA   OL   0L   R   800    2,140      2,140

                                                                         Total Receipt TQ:                     74,100     74,100

020312  NASHVILLE-NASHVILLE 2 TENN       PIEDMONT NATURAL GAS COMPANY I  ROBERTSON         TN   01   D   500   74,100     74,100
020702  PETAL MISS STG TRANS (Bi 1-20    HATTIESBURG GAS STORAGE COMPAN  FORREST           MS   01   D   500   20,000     20,000
060020  TGP - PORTLAND STORAGE INJECTI   TENNESSEE GAS PIPELINE COMPANY  SUMNER            TN   01   D   100   23,827     23,827

NUMBER OF RECEIPT POINTS AFFECTED: 18
NUMBER OF DELIVERY POINTS AFFECTED: 4

NOTE: EXHIBIT "A" IS A REFLECTION OF THE CONTRACT AND ALL AMENDMENTS AS OF THE
      AMENDMENT EFFECTIVE DATE.